SCHEDULE II
                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-MARK IV INDUSTRIES

                    GABELLI SECURITIES INC.
                                 9/15/00            1,000-           23.0000
                    GABELLI PERFORMANCE PARTNERSHIP, L.P.
                                 9/15/00            8,000-           23.0000
                    GABELLI INTERNATIONAL LTD
                                 9/15/00           15,000-           23.0000
                    GAMCO INVESTORS, INC.
                                 9/15/00          428,000-           23.0000
                    GABELLI ASSOCIATES LTD
                                 9/15/00          100,000-           23.0000
                    GABELLI ASSOCIATES FUND
                                 9/15/00           61,400-           23.0000
          GABELLI FUNDS, LLC.
                    GABELLI VALUE FUND
                                 9/15/00          885,000-           23.0000
                    GABELLI SMALL CAP GROWTH FUND
                                 9/15/00          150,000-           23.0000
                    GABELLI EQUITY TRUST
                                 9/15/00          300,000-           23.0000
                    GABELLI EQUITY INCOME FUND
                                 9/15/00           15,000-           23.0000
                    GABELLI ASSET FUND
                                 9/15/00          525,000-           23.0000
                    GABELLI CAPITAL ASSET FUND
                                 9/15/00           70,000-           23.0000


          (1) THE TRANSACTIONS ON 9/15/00 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D.

          (2) PRICE EXCLUDES COMMISSION.